UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2026

Z SQUARED INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39669	98-1465952
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

550 South Andrews Ave., Suite #700 Fort Lauderdale, Florida	33301
(Address of principal executive offices)	(Zip Code)

305-697-0792

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ZSQR	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

As previously reported, on July 31, 2026, Z Squared Inc. (the “Company”) entered into a Membership Interest Purchase Agreement, dated as of July 31, 2026 (the “MIPA”), by and among the Company, Paradox Infrastructure LLC, a Florida limited liability company (“Seller”), Paradox Data, LLC, a Florida limited liability company (the “Target Company”), and the Owner Parties named therein, providing for the acquisition by the Company of one hundred percent (100%) of the outstanding membership interests of the Target Company (the “Membership Interests” and such acquisition, the “Transaction”).

On September 8, 2026 (the “Closing Date”), the Company completed the Transaction. At the closing of the Transaction (the “Closing”), Seller assigned the Membership Interests to the Company pursuant to an Assignment of Membership Interests, dated as of September 8, 2026 (the “Assignment”), and the Company was admitted as the sole member of the Target Company, which continues without dissolution. As consideration for the Membership Interests, on or about the date of Closing the Company issued to Seller 5,000 shares of the Company’s newly designated Series A Convertible Preferred Stock, par value $0.0001 per share (the “Series A Preferred Stock”), having an aggregate stated value of $5,000,000 (the “Closing Consideration”).

As part of the Transaction, at the Closing, the Target Company, Seller and the Company entered into a Triple Net Lease and Relocation Agreement, dated September 8, 2026 (the “Lease”), pursuant to which the Target Company, as landlord, leases to Seller, as tenant, the existing building and an approximately three-acre parcel located in El Dorado, Arkansas (the “Premises”), for the continued operation of Seller’s bitcoin mining facility pending the transition of electric service and operational control of the Premises to the Target Company. Base rent under the Lease is $1.00 per year. The Company is a party solely with respect to a one-time relocation payment of $500,000 payable to Seller upon the earliest of specified trigger events, and the Company’s aggregate monetary liability under the Lease is capped at $500,000. The Lease expires no later than the second anniversary of its effective date.

Also as part of the Transaction, at the Closing, the Target Company and Seller entered into an Intercompany Power Access and Cost-Sharing Agreement, dated September 8, 2026 (the “Power Access Agreement”), governing the transition to the Target Company of Seller’s electric service arrangement with Entergy Arkansas, LLC at the Premises. The Company is not a party to the Power Access Agreement.

The foregoing descriptions of the MIPA, the Transaction, the Assignment, the Lease and the Power Access Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of (i) the MIPA, previously filed as Exhibit 2.1 to the Signing 8-K, and (ii) the Assignment, the Lease and the Power Access Agreement, copies of which are filed as Exhibit 10.3, Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K, each of which is incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

The Target Company’s principal asset is the Union County Campus in El Dorado, Arkansas, a data center development site consisting of approximately three acres, the existing building located thereon and a contract to acquire approximately 10 acres of adjacent land. The site is served by an electric service agreement with Entergy Arkansas, LLC providing for up to 8,000 kVA (approximately 8.0 MW) on an interruptible basis. That agreement is held by Seller; the Target Company’s rights to the capacity arise under the Power Access Agreement, and assignment of the agreement to the Target Company requires Entergy’s consent, which has not been obtained. The Company’s development plan targets up to approximately 150 MW of AI-ready capacity over time through a combination of utility power and on-site generation, which will require additional power arrangements, customer commitments, financing, permitting and construction.

As previously disclosed, the Company remains obligated under the MIPA to make up to four additional milestone payments to Seller and to Paradox Energy LLC, a related party, payable in additional shares of Series A Preferred Stock having an aggregate stated value of up to $20,000,000, upon the achievement of specified development milestones at the Union County Campus, such that the aggregate potential consideration under the MIPA remains up to $25,000,000 if all milestones are achieved in full. No milestone has been achieved as of the date of this Report, and there can be no assurance that any milestone will be achieved.

Related Person Transaction

As previously disclosed in the Signing 8-K, Jeffery Harris, the Company’s Chief Technology Officer, holds an indirect minority ownership interest in Seller and in Paradox Energy LLC, an affiliate of Seller that is entitled to receive a portion of the milestone payments described above. The Transaction accordingly constitutes a related person transaction for purposes of Item 404(a) of Regulation S-K. The MIPA and the Transaction were reviewed and approved as a related person transaction by the Audit Committee of the Board of Directors, and approved by the Board of Directors, in accordance with the Company’s related person transaction policy and Item 404 of Regulation S-K.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth under Items 1.01 and 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. On September 8, 2026, the Company issued 5,000 shares of Series A Preferred Stock to Seller as the Closing Consideration. The shares of Series A Preferred Stock have not been, and any shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), issuable upon conversion thereof will not have been, registered under the Securities Act of 1933, as amended (the “Securities Act”), and were issued in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Rule 506(b) of Regulation D promulgated thereunder, based on, among other things, representations by Seller that it is an “accredited investor” as defined in Rule 501(a) of Regulation D, the absence of general solicitation, and delivery of a customary accredited-investor questionnaire and Rule 506(d) “bad actor” certification. The shares bear restrictive legends and constitute “restricted securities” for purposes of Rule 144 under the Securities Act.

The rights, preferences and limitations of the Series A Preferred Stock, including a conversion price of $7.45 per share of Common Stock (subject to customary adjustments for stock splits, stock dividends, combinations, reclassifications and similar events), an 8.0% cumulative dividend payable in cash or in kind at the Company’s election, a liquidation preference senior to the Common Stock, an exchange cap and cash-settlement mechanism under Nasdaq Listing Rule 5635, and optional redemption rights of the Company, are set forth in the Certificate of Designation of Preferences, Rights and Limitations of the Series A Convertible Preferred Stock (the “Certificate of Designation”), which the Company filed with the Secretary of State of the State of Delaware on September 8, 2026.

The foregoing description of the Series A Preferred Stock does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Designation, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 8, 2026, the Company filed a Certificate of Designation with the Secretary of State of the State of Delaware. The information set forth under Item 3.02 above is incorporated herein by reference. A copy of the Certificate of Designation is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On September 9, 2026, the Company issued a press release announcing the completion of the Transaction. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information set forth under this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, including statements regarding the development of the Union County Campus, the availability and expansion of power, the acquisition of adjacent land, the achievement of development milestones and related issuances of Series A Preferred Stock, and any stockholder approval required under Nasdaq Listing Rule 5635. Actual results could differ materially, including as a result of the Company’s need to raise substantial additional capital to fund its artificial intelligence and high-density compute infrastructure strategy, the receipt of Entergy Arkansas, LLC’s consent to assignment of the electric service agreement, and the other risks described in the Company’s filings with the Securities and Exchange Commission. The Company undertakes no obligation to update these statements except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1	Membership Interest Purchase Agreement, dated as of July 31, 2026, by and among Z Squared Inc., Paradox Infrastructure LLC, Paradox Data, LLC, and the Owner Parties named therein (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed August 4, 2026).
3.1*	Certificate of Designation of Preferences, Rights and Limitations of the Series A Convertible Preferred Stock, filed with the Secretary of State of the State of Delaware on September 8, 2026.
10.1*	Triple Net Lease and Relocation Agreement, dated September 8, 2026, by and among Paradox Data LLC, Paradox Infrastructure LLC and Z Squared Inc.
10.2*	Intercompany Power Access and Cost-Sharing Agreement, dated September 8, 2026, by and between Paradox Data LLC and Paradox Infrastructure LLC.
10.3*	Assignment of Membership Interests, dated as of September 8, 2026, by and between Paradox Infrastructure LLC and Z Squared Inc.
99.1*	Press Release dated September 9, 2026, titled “Z Squared Acquires Energized Arkansas Campus to Advance AI Infrastructure Strategy.”
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Filed herewith.

Certain schedules and exhibit have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 14, 2026

Z SQUARED INC.

By:	/s/ David Halabu
Name:	David Halabu
Title:	Chief Executive Officer

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